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                                                                   EXHIBIT 10.9


           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.





                         KEYSTONE GRANITE COMPANY, INC.
                        SUPPLY AND DISTRIBUTION AGREEMENT


       This Supply and Distribution Agreement made as of June 27, 1997 to be effective as of the 30th day of June, 1997, by and among KEYSTONE GRANITE COMPANY, INC., a Georgia corporation, with with an address of P. O. Box 516, Elberton, Georgia 30635 (hereinafter referred to as "Keystone"), THE ESTATE OF GEORGE T. OGLESBY, SR., deceased, with an address of P. O. Box 516, Elberton, Georgia 30635 (hereinafter referred to as "Oglesby"), ROCK OF AGES CORPORATION, a Vermont corporation, with a principal office located at 269 North Main Street, Concord, New Hampshire 03301 (hereinafter referred to as "Rock of Ages") and MISSOURI RED QUARRIES, INC., a Georgia corporation, with an address of P. O. Box 6077, Elberton, Georgia 30635 (hereinafter referred to as "Missouri Red").

                                    RECITALS:

       Missouri Red is Keystone's exclusive sales agent for Topaz. Keystone, Missouri Red and Rock of Ages believe it is in their best long term interests for Keystone and Missouri Red to supply Rock of Ages with Keystone granite blocks and any other blocks quarried at the Keystone quarries and Topaz granite blocks (collectively "Topaz") quarried by Keystone as required to meet Rock of Ages, long-term requirements at prices agreed in advance, all upon the terms and conditions as hereinafter set forth. In addition, Keystone and Missouri Red wish to provide to Rock of Ages certain exclusive rights to sell Topaz outside of North America and the parties hereto wish to evidence other agreements among them, all upon and in the terms and conditions as hereinafter set forth.

       Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the parties hereto agree as follows:

       1. SUPPLY OF TOPAZ REQUIREMENTS. Keystone through Missouri Red and Missouri Red agree to supply Rock of Ages and its subsidiaries, affiliates and designees (hereinafter in this agreement, the term "Rock of Ages" shall be deemed to include Rock of Ages and its subsidiaries, affiliates and designees) with its requirements for Topaz for a term (herein the "Term") equal to the greater of: (a) 20 years; or (b) the period of time while Keystone is



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           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.


owned to any extent by Oglesby, George T. Olgesby, Jr. and George T. Oglesby, III (said Oglesby and all of said individuals being herein sometimes referred to as the "Oglesby Family"). Rock of Ages agrees to purchase a minimum of *** cubic feet of Topaz during each year of the Term and if in any *** (***) *** period Rock of Ages does not purchase an aggregate of *** cubic feet of Topaz, Keystone and Missouri Red can thereafter sell to other customers subject to Rock of Ages' priority to purchase Topaz set forth in Section 3 of this agreement.

       2. PRICE FOR TOPAZ. The price to be charged by Missouri Red or Keystone for Topaz supplied to Rock of Ages pursuant to Section 1 of this agreement shall be initially fixed at *** ($***) per cubic foot, FOB quarry ("Initial Price"). The Initial Price will be in force for *** (***) *** from the date of this agreement. Keystone, Missouri Red and Rock of Ages will negotiate an adjustment to the Initial Price at the end of each successive *** (***) *** period during the Term. The Initial Price and subsequent prices for Topaz will be increased based on the increased production costs of Keystone for Topaz; provided, however, that the price for each *** (***) *** period after the first *** (***) *** period during the Term cannot increase by more than *** percent (***%) over the price for the preceding *** (***) *** period. Missouri Red will invoice Rock of Ages on the first day of each calendar month during the Term for all Topaz shipped during the previous month, which invoice shall be payable within thirty
(30) days during the first year of the Term and thereafter within sixty (60) days from invoice date on a net basis.

       3. ROCK OF AGES EXCLUSIVE RIGHT TO PURCHASE MONUMENTAL GRADE TOPAZ. Keystone and Missouri Red agree that Rock of Ages will have the exclusive right to purchase all monumental grade Topaz quarried by Keystone during the Term and Rock of Ages agrees to purchase all monumental grade Topaz produced by Keystone during the Term.

       4. USE OF NAME. Keystone agrees after its execution of this agreement that it will not market its granite products in a fashion which will cause confusion between the name "Keystone" used by Rock of Ages for its granite products and Keystone's granite products.

       5. ADVICE RE: NONMONUMENTAL SALES OF TOPAZ. Keystone and/or Missouri Red agrees to advise Rock of Ages within ten (10) days after the end of each calendar quarter of all sales of nonmonumental Topaz to third parties. Information to be included in the written advice of said sale will include the quantity of nonmonumental Topaz sold, the price charged, the shipping terms, and the name of the purchaser.



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          CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE COMMISSION.
                       ASTERISKS DENOTE SUCH OMISSIONS.


       6. SIZE ALLOWANCE FOR TOPAZ BLOCKS. Keystone agrees that all monumental and nonmonumental Topaz blocks sold to Rock of Ages will have size allowances of a minimum of ****** on each dimension.

       7. EXCLUSIVE SALE RIGHTS OUTSIDE NORTH AMERICA. Keystone and Missouri Red hereby appoint Rock of Ages as the exclusive distributor to buy and to sell all grades of Topaz in the territory comprised of all of the world. The price to be charged to Rock of Ages for Topaz to be sold and distributed by Rock of Ages pursuant to this exclusive distributorship shall be the prices set forth in
Exhibit 7 to this agreement for the first *** (***) *** of the Term (the "Initial Outside Sale Price"). Keystone, Missouri Red and Rock of Ages will negotiate an adjustment to the Initial Outside Sale Price at the end of each succeeding *** (***) *** period during the Term. The Initial Outside Sale Price and subsequent prices will be increased based on the increased production costs for Topaz; provided that the price for each *** (***) *** period after the first *** (***) *** period during the Term cannot increase by more than *** percent (***%) over the price for the preceding *** (***) year period. Missouri Red will invoice Rock of Ages on the first day of each calendar month for Topaz of any grade shipped to destinations outside of North America during the previous month which invoice shall be payable within thirty (30) days during the first year of the Term and thereafter within sixty (60) days from invoice date on a net basis.

       8. RIGHT OF FIRST REFUSAL. In consideration of Rock of Ages acceptance of its appointment as Keystone's exclusive sales distributor of Topaz and of the merger of Keystone Memorials, Inc., a Georgia corporation, into Rock of Ages pursuant to an Agreement and Plan of Reorganization dated on or about the date hereof to which Missouri Red is a party and the importance of the MRG to Rock of Ages, Keystone hereby grants Rock of Ages a right of first refusal on any sale or other disposition by it of any of its quarries, land, buildings, or equipment and Oglesby and the Oglesby Family, the only permitted future owners of said capital stock, the current owner of all of the outstanding capital stock of Keystone, hereby grants to Rock of Ages, on its own behalf and on behalf of the Oglesby Family, a right of first refusal on any sale or other disposition, including any disposition by gift, bequest or interstate distribution, by them, of all or by any portion of the capital stock of Keystone; provided, however, that this right of first refusal shall not apply to the sale or other disposition of any of said capital stock by Oglesby to either member of the Oglesby Family or by George T. Oglesby Jr. to George T. Oglesby, III. In the event of any proposed bona fide sale or other disposition by Keystone or by Oglesby or any member of the Oglesby Family of the assets or stock of Keystone which is subject to this Section 8, they agree to give Rock of Ages written notice of the same (hereinafter referred to as the "Rights Notice") and of the terms and conditions of the proposed sale or other disposition. Rock of Ages will have ninety (90) days after receipt of a Rights Notice to indicate in writing to the sender of the Rights Notice (the "Sender") its exercise of its right of first


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refusal with respect to the transaction described in the Rights Notice (the
"Acceptance Notice"). Within thirty (30) days of receipt of the Acceptance Notice, the Sender will schedule a closing and notify Rock of Ages in writing thereof. Subject to the next following sentence, at the closing the stock or asset being sold or otherwise disposed of by the Sender will be purchased by Rock of Ages on the terms set forth in the Rights Notice and the Sender will sell to Rock of Ages the stock or asset being sold or otherwise disposed of free and clear of any rights, charges, encumbrances or liens so that Rock of Ages will receive good and marketable title thereto at the closing. In the event that the disposition is a gift, bequest or interstate distribution of capital stock of Keystone, then Rock of Ages will pay the Sender the book value of the capital stock being acquired as of the fiscal year end preceding the date of the closing. Keystone agrees to execute an instrument in writing satisfactory to Rock of Ages to record the existence of Rock of Ages' right of first refusal set forth herein in each Registry of Deeds or other appropriate recording office for each country and city in which Keystone owns real estate. Oglesby and the Oglesby Family members also agrees that a legend satisfactory to Rock of Ages shall be applied to all Keystone capital stock certificates evidencing the right of first refusal granted to Rock of Ages by Oglesby and the Oglesby Family so that all permitted future holders thereof will take and hold their shares of capital stock in Keystone subject to the right of first refusal set forth herein.

       9. COMPENSATION LIMITATIONS. In consideration of Rock of Ages' agreements and obligations in this agreement, Keystone agrees that it will not pay, directly or indirectly, G. Thomas Oglesby or George T. Oglesby, III, any salary, bonus, expense reimbursement, or other compensation payment for services rendered of any kind for any purpose without the prior written consent of Rock of Ages.

       10. ASSIGNMENT, SUCCESSORS AND ASSIGNS. This agreement is binding upon and shall inure to the benefit of the parties hereto and their successors, permitted assigns, heirs and personal representatives; provided, however, that Keystone, Oglesby and the Oglesby Family, may not assign any of their rights, duties and obligations under this agreement without the prior written consent of Rock of Ages, but Rock of Ages may assign this agreement without limitation; provided, however that Rock of Ages will remain liable hereunder after any assignment by it of this agreement to a third party if Rock of Ages survives said assignment.

       11. NOTICES. Any notice or other communication required or permitted under this agreement shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, or (ii) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (iii) on the first day following delivery to a nationally recognized United States overnight courier service, fee prepaid, return receipt or other confirmation of delivery requested or (iv) when telecopied or sent by facsimile transmission if an additional notice is also given under (i), (ii) or (iii) above within three days thereafter. Any such notice or communication shall be directed to a party at its address set forth below or at such other address as may be designated by a party in a notice given to all other parties hereto in accordance with the provisions of this Section.



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       If to Keystone:                    Keystone Granite Company, Inc.
                                          P. O. Box 516
                                          Elberton, GA  30635
                                          Phone:
       If to Oglesby:
                                          The Estate of George T. Oglesby, Sr.,
                                            deceased
                                          c/o George T. Oglesby, Jr., Executor
                                          P. O. Box 516
                                          Elberton, GA  30635
                                          Phone:

       with, in the case of notice        R. Chris Phelps, Esq.
       to Keystone and                    Phelps & Campbell
       Oglesby, a copy to                 P. O. Drawer 1056
       (which shall not                   Elberton, GA  30635
       constitute notice):                Phone:  706-283-5000
                                          Fax:      706-283-5002

       If to Rock of Ages:                Kurt M. Swenson, Chairman and
                                              Chief Executive Officer
                                          Rock of Ages Corporation
                                          369 North State Street
                                          Concord, NH  03301
                                          Phone:  603-225-8397
                                          Fax:      603-225-4801

       with a copy to:                    John R. Monson, Esq.
       (which shall not                   Wiggin & Nourie, P.A.
       constitute notice)                 P.O. Box 808
                                          Manchester, NH 03105
                                            Phone:  603-669-2211
                                            Fax:      603-623-8442

       12. SECTION HEADINGS. Section headings are employed in this agreement for reference purposes only and shall not affect the interpretation or meaning of this agreement.

       13. COMPLETE AGREEMENT. Neither this agreement nor any provision hereof may be changed, waived, modified, discharged, amended or terminated orally but only by an instrument in writing signed by all parties hereto. The waiver by any party hereto of a breach of any provision of this agreement shall not operate or be construed as a waiver of any other or any subsequent breach. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. This agreement, together with the Exhibits attached hereto or incorporated herein pursuant to Section


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16 hereof, constitutes the only agreement among the parties hereto concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto.

       14. GOVERNING LAW, JURISDICTION AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire; and any actions brought pertaining to the same shall lie only in the Merrimack County, New Hampshire Superior Court, in the United States District Court for the District of New Hampshire, the Elbert County Superior Court, Georgia, or the U.S. District Court for the Middle District of Georgia, all of which courts are the sole and exclusive forums for any actions or claims by the parties to this agreement; and each party hereto consents to the jurisdiction of, and venue in, said courts in any action brought by another party hereto and agrees that no claims or actions relating to any matter hereunder will be brought by them in any other courts of said States, any other state or any other country.

       15. COUNTERPARTS. This agreement may be executed in counterparts and by different parties on different counterparts with the same effect as if the signatures were on the same instrument. This agreement shall be effective and binding upon all parties hereto as of the time when all parties have executed a counterpart of this agreement.

       16. EXHIBITS. Each Exhibit or Schedule delivered pursuant to the terms of this agreement shall be in writing and shall constitute a part of this agreement. The parties may agree with respect to any Schedule or Exhibit required to be attached to this agreement, that such Schedule or Exhibit, if mutually satisfactory, may be attached to this agreement after the date of execution hereof and after mutual approval thereof, such subsequently attached Schedule or Exhibit shall be treated as if it were attached to this agreement as of the date of execution of this agreement. All Exhibits and Schedules attached hereto are specifically incorporated herein by reference and made a part hereof. The words "agreement," "herein" and "hereof" as used herein shall in all respects include the entirety of this agreement together with all Exhibits and Schedules attached hereto and all documents required or permitted to be delivered hereunder.

       17. SPECIFIC PERFORMANCE. The parties hereto hereby agree and stipulate it would be impossible to measure in monetary terms the damages which will be suffered by any party hereto in the event of any breach by any of them of any provision of this agreement. Therefore, if any party hereto should institute any action in equity to enforce the provisions of this agreement, it is hereby agreed by the other parties hereto, that they waive any claim or defense that the party bringing the action has an adequate remedy at law and agree that the party bringing the action is entitled to specific performance of the terms of this agreement.



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       IN WITNESS WHEREOF, the parties hereto have executed this agreement all as of the date first above written.


WITNESS                                 ROCK OF AGES CORPORATION


/s/                                     By: /s/ Kurt M. Swenson
-------------------------------             --------------------------------
                                            Kurt M. Swenson,
                                            Chairman of the Board and
                                            Chief Executive Officer

                                        KEYSTONE GRANITE COMPANY, INC.


/s/                                     By: /S/ Josephine F. Oglesby
-------------------------------             --------------------------------
                                            Josephine F. Oglesby, President


/s/                                     /s/ George T. Oglesby, Jr.
-------------------------------         ------------------------------------
                                        George T. Oglesby, Jr.

/s/                                     /s/ George T. Oglesby, III
-------------------------------         ------------------------------------
                                        George T. Oglesby, III

                                        THE ESTATE OF GEORGE T. OGLESBY,
                                        SR., deceased


/s/                                     By: /s/ George T. Oglesby, Jr.
-------------------------------             --------------------------------
                                            George T. Oglesby, Jr., Executor


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                                    EXHIBIT 7
                                       TO
                        SUPPLY AND DISTRIBUTION AGREEMENT


       The Initial Outside Sale Price will be negotiated on a case by case basis by Keystone, Missouri Red and Rock of Ages for all grades of Topaz to be sold and distributed pursuant to Rock of Ages' exclusive sale rights set forth in
Section 7 and once negotiated will then be adjusted as set forth in Section 7.